UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2003

Nexstar Finance, L.L.C.

Nexstar Finance, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-62916	23-3063155 23-3063152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

As used in this Current Report on Form 8-K, unless the context indicates otherwise, “Nexstar” and “we,” “us,” “our,” refer to Nexstar Finance, L.L.C. and its consolidated subsidiaries including Nexstar Finance, Inc.

Item 9.    Regulation FD Disclosure (provided under Item 12, Results of Operations and Financial Condition)

On August 13, 2003, Nexstar issued a press release reporting its financial results for the quarter ended June 30, 2003. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned here unto duly authorized.

Nexstar Finance, L.L.C. Nexstar Finance, Inc.

/S/ G. ROBERT THOMPSON
Date: August 14, 2003	By:	G. Robert Thompson
	Its:	Chief Financial Officer